Acquisition of Liberty Dialysis Holdings	3 Months Ended
Mar. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Acquisition of Liberty Dialysis Holdings [Text Block]

2. Acquisition of Liberty Dialysis Holdings

On February 28, 2012, the Company acquired 100% of the equity of Liberty Dialysis Holdings, Inc. (“LD Holdings”), the owner of Liberty Dialysis and owner of a 51% stake in Renal Advantage Partners, LLC (the “Liberty Acquisition”) and accounted for this transaction as a business combination, subject to finalization of the acquisition accounting which will be finalized when certain information arranged to be obtained has been received. LD Holdings mainly provides dialysis services in the United States through the 263 clinics it owns (the “Acquired Clinics”). As the Company expressly discloses in the Form 20-F (see Item 4B, “Information on the Company – Business Overview – Our Strategy and Competitive Strengths,”) it is part of the Company's stated strategy to expand and complement its existing business through acquisitions. Generally, these acquisitions do not change the Company's business model and are easy to integrate without disruption to its existing business, requiring little or no realignment of its structures. The Liberty Acquisition is consistent in this regard as it involves the acquisition of dialysis clinics, a business in which the Company is already engaged and, therefore, merely supplements its existing business.

Total consideration for the Liberty Acquisition was $2,161,438, consisting of $1.692.645 cash, net of cash acquired and $468,793 non-cash consideration. Accounting standards for business combinations require previously held equity interests to be fair valued with the difference to book value to be recognized as a gain or loss in income. Prior to the Liberty Acquisition, the Company had a 49% equity investment in Renal Advantage Partners, LLC, the fair value of which, $189,000, is included as non-cash consideration. The estimated fair value has been determined based on the discounted cash flow method, utilizing an approximately 13% discount rate. In addition to the Company's investment, it also had a loan receivable of $279,793 from Renal Advantage Partners, LLC which was retired as part of the transaction. This retirement is also considered non-cash consideration bringing the total non-cash consideration in the Liberty Acquisition to $468,793.

The following table summarizes the estimated fair values of assets acquired and liabilities assumed at the date of the acquisition. This preliminary acquisition accounting is based upon the best information available to management. Any adjustments to the acquisition accounting, net of related income tax effects, will be recorded with a corresponding adjustment to goodwill:

Assets held for sale	$153,259
Trade accounts receivable	155,242
Other current assets	34,501
Property, plant and equipment	180,600
Intangible assets and other assets	90,411
Goodwill	2,032,213
Accounts payable, accrued expenses and other current liabilities	(143,313)
Income tax payable and deferred taxes	(64,696)
Short-term borrowings and other financial liabilities and long-term debt and capital lease obligations	(58,079)
Other liabilities	(34,800)
Noncontrolling interests (subject and not subject to put provisions)	(183,900)

Total acquisition cost	$2,161,438

Less, at fair value, non-cash contributions
Investment at acquisition date	(189,000)
Long-term Notes Receivable	(279,793)
Total non-cash items	(468,793)

Net Cash paid	$1,692,645

It is currently estimated that amortizable intangible assets acquired in this acquisition will have weighted average useful lives of 6-8 years.

Goodwill, in the amount of $2,032,213 was acquired as part of the Liberty Acquisition and is allocated to the Segment North America. Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill arises principally due to the fair value placed on acquiring an established stream of future cash flows versus building a similar franchise. Of the goodwill recognized in this acquisition, approximately $436,000 is expected to be deductible for tax purposes and amortized over a 15 year period.

The noncontrolling interests acquired as part of the acquisition are stated at estimated fair value, subject to finalization of the acquisition accounting, based upon utilized implied multiples used in conjunction with the Liberty Acquisition, as well as the Company's overall experience and contractual multiples typical for such arrangements.

Liberty's incremental operating results, including acquisition related costs of $15,812 and a benefit from the retirement of the loan receivable discussed below, are included in the Company's consolidated financial statements effective February 29, 2012 and consist of the following:

Net revenues	$82,945
Operating Income	$4,393
Net Income (loss) attributable to shareholders of FMC-AG & Co. KGaA	$(2,831)

The fair valuation of the Company's investment at the time of the Liberty Acquisition resulted in a non-taxable gain of approximately $126,685 and is presented in the separate line item “Investment Gain” in the Consolidated Statement of Income. The retirement of the loan receivable resulted in a benefit of $5,500 which was recognized in interest income.

Divestitures

In accordance with a consent order issued by the United States Federal Trade Commission in connection with its clearance of the Liberty Acquisition, the Company was required to divest 62 clinics. In March 2012, 49 clinics were sold of which 15 were legacy clinics. The remaining 13 clinics are expected to be sold during 2012 and 2013 once the necessary approvals for change of ownership by state regulatory authorities have been obtained.

The Company received cash consideration of $176,350 for all centers divested. Due to a basis difference, the sale of the legacy clinics resulted in a pre-tax gain of approximately $9,257 which is recorded in the line item “Gain on sale of dialysis clinics” in the Consolidated Statement of Income. The Company incurred an income tax expense related to the sale of the legacy clinics of approximately $6,600 which is appropriately included in the line item “Income tax expense” in the Consolidated Statement of Income, resulting in a net gain of $2,657. The sale of 34 Acquired Clinics did not have any profit or loss impact for the Company.